Income Taxes	12 Months Ended
Dec. 31, 2022
Major components of tax expense (income) [abstract]
Income Taxes	Income Taxes
24.1 Income Tax
The major components of income tax expense for the years ended December 31, 2022, 2021 and 2020 are:

	2022	2021	2020
Current tax expense:
Current year	Ps. 5,658	Ps. 4,259	Ps. 7,367
Deferred tax expense:
Origination and reversal of temporary differences	860	2,795	(3,391)
(Benefit) utilization of tax losses recognized	29	(445)	1,452
Total deferred tax income expense (benefit)	889	2,350	(1,939)
Total income tax expense in consolidated net income	Ps. 6,547	Ps. 6,609	Ps. 5,428

2022	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 3,522	Ps. 2,136	Ps. 5,658
Deferred tax expense:
Origination and reversal of temporary differences	197	663	860
Utilization (benefit) of tax losses recognized	(4)	33	29
Total deferred tax	193	696	889
Total income tax expense in consolidated net income	Ps. 3,715	Ps. 2,832	Ps. 6,547

2021	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 3,356	Ps. 903	Ps. 4,259
Deferred tax expense:
Origination and reversal of temporary differences	1,659	1,136	2,795
Utilization (benefit) of tax losses recognized	356	(801)	(445)
Total deferred tax	2,015	335	2,350
Total income tax expense in consolidated net income	Ps. 5,371	Ps. 1,238	Ps. 6,609

2020	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 6,311	Ps. 1,056	Ps. 7,367
Deferred tax expense:
Origination and reversal of temporary differences	(2,676)	(715)	(3,391)
Utilization (benefit) of tax losses recognized	1,962	(510)	1,452
Total deferred tax	(714)	(1,225)	(1,939)
Total income tax expense in consolidated net income	Ps. 5,597	Ps. (169)	Ps. 5,428

Recognized in Consolidated Statement of Other Comprehensive Income (OCI)

Income tax related to items charged or recognized directly in OCI during the year:	2022	2021	2020
Unrealized loss (gain) on cash flow hedges	Ps. (590)	Ps. 787	Ps. 216
Remeasurements of the net defined benefit liability	173	(27)	(130)
Total income tax recognized in OCI	Ps. (417)	Ps. 760	Ps. 86
Balance of income tax included in Accumulated Other Comprehensive Income (AOCI) as of:

Income tax related to items charged or recognized directly in OCI as of year-end:	2022	2021	2020
Unrealized loss (gain) on derivative financial instruments	Ps. (13)	Ps. 573	Ps. (212)
Comprehensive income to be reclassified to profit or loss in subsequent periods	(13)	573	(212)
Re-measurements of the net defined benefit liability	(205)	(408)	(378)
Balance of income tax in AOCI	Ps. (218)	Ps. 165	Ps. (590)
A reconciliation between effective income tax rate and Mexican domestic statutory tax rate for the years ended December 31, 2022, 2021 and 2020 follows:

	2022	2021	2020
Mexican statutory income tax rate	30%	30%	30%
Income tax from prior years	0.19%	(0.64)%	(0.38)%
Income (loss) on monetary position for subsidiaries in hyperinflationary economies	1.18%	(0.21)%	(0.62)%
Annual inflation tax adjustment	5.63%	6.48%	0.73%
Non-deductible expenses	2.17%	1.82%	2.49%
Income taxed at a rate other than the Mexican statutory rate	1.68%	1.14%	0.08%
Effect of restatement of tax values	(4.69)%	(2.54)%	(1.81)%
Effect of change in statutory rate	(0.39)%	(0.09)%	(0.23)%
Income tax credits (1)	—%	(2.69)%	(10.34)%
Tax loss (2)	(8.50)%	(3.57)%	13.80%
Other	(1.89)%	(0.78)%	0.04%
	25.38%	28.92%	33.76%

(1) Favorable position of Brazilian Courts related to a no taxation on financial effects of recovered tax credits from previously won judicial disputes, which allowed a recognition of a deferred tax credit in Brazil in 2022 and 2021.
(2) During 2022, the Company recognized an amount of Ps.(2,194) as favorable effects on the deferred tax assets of our territories taking into account our expectation that those deferred tax assets will be recovered in the future
Deferred income tax
An analysis of the temporary differences giving rise to deferred income tax liabilities (assets) is as follows:

	Consolidated Statement of Financial Position as of		Consolidated Income Statement
	2022	2021	2022	2021	2020
Expected credit losses	Ps. (95)	Ps. (96)	Ps. (15)	Ps. (34)	Ps. (10)
Inventories	36	17	18	(1)	72
Prepaid expenses	24	55	(32)	29	(17)
Property, plant and equipment, net	(1,305)	(1,171)	(118)	(223)	(90)
Rights of use assets	327	112	236	(68)	(22)
Other assets	(257)	(340)	86	(28)	(389)
Finite useful lived intangible assets	1	(54)	48	69	(275)
Indefinite lived intangible assets	1,311	1,412	123	165	140
Post-employment and other non-current employee benefits	(444)	(447)	15	(59)	4
Derivative financial instruments	2	2	(3)	(72)	80
Contingencies	(895)	(889)	(23)	171	182
Employee profit sharing payable	(359)	(444)	(85)	(236)	(7)
Tax loss carryforwards	(7,205)	(7,244)	29	(445)	2,342
Tax credits to recover (1)	(1,067)	(1,394)	327	1,200	(1,629)
Cumulative other comprehensive income	(218)	165	(417)	760	86
Liabilities of amortization of goodwill of business acquisition	6,117	5,897	—	87	—
Financial leasing	(341)	(155)	(273)	53	(23)
Other	(768)	(1,058)	973	982	(2,383)
Deferred tax (income)			Ps. 889	Ps. 2,350	Ps. (1,939)

Deferred tax, asset	Ps. (7,975)	Ps. (8,342)
Deferred tax, liability	2,839	2,710
Deferred income taxes, net	Ps. (5,136)	Ps. (5,632)
(1)Corresponds to income tax credits from dividends received from foreign operations to be recovered within the next ten years accordingly to the Mexican Income Tax law.

The changes in the balance of the net deferred income tax assets are as follows:

	2022	2021	2020
Balance at beginning of the period	Ps. (5,632)	Ps. (8,669)	Ps. (6,661)
Deferred tax provision for the period	889	2,350	(1,939)
Change in the statutory rate	(82)	81	(42)
Acquisition of subsidiaries		—	—
Effects in equity:
Unrealized loss (gain) on derivative financial instruments	(591)	787	216
Cumulative translation adjustment	61	(163)	(392)
Remeasurements of the net defined benefit liability	173	(27)	(130)
Inflation adjustment	46	9	279
Balance at end of the period	Ps. (5,136)	Ps. (5,632)	Ps. (8,669)
The Company offsets tax assets and liabilities if and only if it has a legally enforceable right to set off current tax assets and current tax liabilities and the deferred tax assets and deferred tax liabilities related to income taxes levied by the same tax authority.
The Company has determined that undistributed profits of its subsidiaries, will not be distributed in the foreseeable future. The temporary differences associated with those undistributed profits for which deferred tax liabilities have not been recognized, aggregate to December 31, 2022: Ps.4,149, December 31, 2021: Ps. 8,762 and, December 31, 2020: Ps. 5,212.

Tax Loss Carryforwards

Some subsidiaries in Mexico, Colombia, Argentina and Brazil have tax loss carryforwards. Unused tax loss carryforwards, for which a deferred income tax asset has been recognized, may be recovered provided certain requirements are fulfilled. The Tax Loss carryforwards for which deferred tax asset has been recorded and their corresponding years of expiration are as follows:

Tax Loss Carryforwards amounts in millions
2024	46
2025	13
2026	—
2027	—
2028	502
2029	3,631
2030	3,020
2031	148
2032 and thereafter	10
No expiration (Brazil and Colombia)	14,630
Ps. 22,000

During 2013, the Company completed certain acquisitions in Brazil. In connection with these acquisitions the Company recorded certain goodwill balances that are deductible for Brazilian income tax reporting purposes. The deduction of such goodwill amortization has resulted in the creation of Net Operating Losses (NOLs) in Brazil for which deferred tax assets have recorded, which have no expiration, but their usage is limited to 30% of Brazilian taxable income in any given year. As of December 31, 2022 and 2021 the Company believes that it is more likely than not that it will ultimately recover such NOLs through the reversal of temporary differences and future taxable income. Accordingly, the related deferred tax assets have been fully recognized.
The changes in the balance of tax loss carryforwards are as follows:

	2022	2021	2020
Balance at beginning of the period	Ps. 22,129	Ps. 21,522	Ps. 28,871
Increase	10,610	5,768	4,985
Usage of tax losses	(10,706)	(4,558)	(1,986)
Unused tax losses - 2028 to 2030	—	—	(7,830)
Effect of foreign currency exchange rates	(33)	(603)	(2,518)
Balance at end of the period	Ps. 22,000	Ps. 22,129	Ps. 21,522
.
24.2 Recoverable taxes
Recoverable taxes result mainly from higher provisional payments of income tax during 2022 in México in comparison to current year income tax, and other indirect tax, which will be compensated or recovered in future years.
The operations in Guatemala, Colombia, Nicaragua and Panama are subject to a minimum tax. In Guatemala and Colombia this tax is recoverable under certain circumstances only. Guatemala tax basis is determined considering the highest between total assets and net income; in Colombia tax basis is equity.
24.2.1 Exclusion of the State VAT (ICMS) on the federal sale taxes (PIS / COFINS) calculate basis
On March 15, 2017 the Brazilian Federal Supreme Court (STF) ruled that the inclusion of the VAT (ICMS) on federal sales taxes (PIS and COFINS) taxable basis was unconstitutional. During 2019, our companies in Brazil obtained conclusive favorable motions over this exclusion of VAT (ICMS) over PIS / COFINS calculation. The net favorable effects of each case are to be recorded at the time all formalities and legal procedures are finalized and recovery of the taxes paid becomes virtually certain. During 2022, 2021 and 2020, the administrative formalities for three of the motions and the recoverable taxes were concluded and were recorded in other operating revenues in the income statement.

As of December 31, 2022 and 2021 the amount of recoverable taxes in Brazil including PIS and COFINS is Ps. 1,060 and Ps. 1,243 respectively.
24.3 Tax Reform
Brazil
In early 2017, the Brazilian Federal Supreme Court ruled that the value-added tax would not be used as the basis for calculating the federal sales tax, resulting in a reduction of the federal sales tax. Our Brazilian subsidiaries commenced legal proceedings to ascertain their ability to calculate federal sales tax without using the value-added tax as a basis, in accordance with the Brazilian Federal Supreme Court’s first ruling, and obtained a final favorable resolution in 2019. However, the Brazilian tax authorities appealed the Brazilian Federal Supreme Court’s decision and such appeal was denied in May 2021. In 2022, the federal production and sales taxes together resulted in an average of 15.5% tax over net sales.

In recent years, the excise tax rate on concentrate in Brazil has undergone recurrent temporary fluctuations. The excise tax rate was reduced to 4.0% from January 1, 2020 to May 31, 2020, was increased to 8.0% from June 1, 2020 to November 30, 2020, was reduced again to 4.0% from December 1, 2020 to January 31, 2021, was increased to 8.0% from February 1, 2021 to February 24, 2022, was reduced to 6% from February 25, 2022 to April 30, 2022 and returned to 8% on May 1, 2022. The tax credit that we may recognize in our Brazilian operations in connection with purchases of concentrate in the Manaus Free Trade Zone has been affected accordingly.

On December 29, 2022, the Brazilian government published a draft of the new transfer pricing rules which, if enacted, would become mandatory beginning January 1, 2024. The new transfer pricing rules aim to align the Brazilian transfer pricing system with the transfer pricing guidelines recommended by the Organization for Economic Cooperation and Development (OECD).

Argentina
On January 1, 2018, a tax reform became effective in Argentina that reduced the income tax rate from 35.0% to 30.0% for 2018 and 2019, and then to 25.0% for 2020. This same tax reform decreased the sales tax rate in the province of Buenos Aires from 1.75% to 1.5% in 2018. The reform scheduled a reduction in the sales tax rate in the City of Buenos Aires from 2.0% to 1.5% in 2019, to 1.0% in 2020, to 0.5% in 2021 and to 0.0% in 2022. Nonetheless, the Argentine government has issued several executive decrees since 2019 to maintain the sales tax rate for the province of Buenos Aires and the City of Buenos Aires at a rate of 1.5%.

In June 2021 (with retroactive effects as of January 2021), the Argentine government increased the income tax rate to 35.0% for 2021 onwards and imposed a tax rate of 7.0% on dividends paid to non-resident stockholders and resident individuals.

Mexico
On January 1, 2020, a tax reform became effective in Mexico. The most relevant changes are: (i) a limitation on taxpayers’ annual net interest expense deduction equal to 30.0% of the taxpayer’s adjusted taxable income (comparable to EBITDA), provided that (x) any interest expenses of a company below Ps.20 million (approximately US$1 million) are not subject to the rule and can therefore be deducted in their entirety and (y) any deductible interest that is not allowed to be deducted in a given year because of the 30.0% limit, may be carried forward for the subsequent 10 years; (ii) stringent rules to categorize certain foreign income and foreign subsidiaries that are subject to low levels of taxation as subject to Mexican income tax; (iii) an inflation-related increase in the excise tax applicable to the production, sale and import of beverages with added sugar and HFCS from Ps.1.17 to Ps.1.2616 per liter, which excise tax will be subject to an annual increase based on the previous year’s inflation rate starting on January 1, 2021; (iv) an expansion of the definition of “energy drink” to apply an excise tax of 25.0% on beverages that include a mix of caffeine and any other stimulants; and (v) a modification of the Mexican Federal Tax Code to (a) increase the number of events that may trigger the joint and several liability of partners, shareholders, directors, managers or any other person responsible for the management of a business, (b) add a new disclosure obligation of certain reportable transactions to tax authorities, and (c) increase the tax authorities’ discretion to limit tax benefits or attributes in situations where authorities believe the tax benefit, rather than a business reason or an alternative economic benefit, is the primary factor behind a transaction or legal structure.

In April 2021, the Mexican government amended the Federal Labor Law, the Mexican Federal Tax Code and other laws that regulate labor benefits to prohibit the outsourcing of personnel except in certain circumstances such as specialized works or services that are not part of the core business of a company and that are provided by services providers registered with the Ministry of Labor and Social Welfare. As a result of this tax reform, the deduction of expenses related to outsourcing is prohibited as well as the ability to credit the value-added tax generated by the expenses related to the outsourcing and in extreme cases, the outsourcing of personnel may qualify as tax fraud. This reform became effective on September 1, 2021.

In accordance with amendments to Mexican tax laws in effect from January 1, 2022, Mexican issuers are joint and severally liable for taxes payable on gains derived from the sale or disposition of its shares or securities representing its shares, such as ADSs, by major shareholders who are non-Mexican residents with no permanent establishment in Mexico for tax purposes, to other non-Mexican residents with no permanent establishment in Mexico for tax purposes, to the extent that such Mexican issuer fails to provide certain information with respect to such sale or disposition to the Mexican tax authorities. For purposes of these regulations, “major shareholders” are shareholders that are identified in reports submitted by the Mexican issuer to the CNBV on an annual basis as a result of being (i) directors or officers who directly or indirectly own 1.0% or more of the Mexican issuer’s capital stock, (ii) shareholders who directly or indirectly own 5.0% or more of the Mexican issuer’s capital stock or (iii) within the ten largest shareholders of the Mexican issuer based on direct ownership of shares of capital stock. Although in some instances Mexican tax authorities have indicated that this reporting obligation would only apply to transfers of shares or securities representing shares that result in a change of control, there are no established criteria or general interpretations to that effect issued by the Mexican tax authorities. There is currently no obligation by non-Mexican residents to inform Mexican issuers about their sales or dispositions of shares or securities representing shares, which limits our ability to comply with our reporting obligations to the Mexican tax authorities. Therefore, the amount of a potential tax liability is uncertain and difficult to determine given inherent mechanics and procedures, including the application of any tax treaties available, applicable to the trading of publicly-traded securities.

Colombia
On January 1, 2019, a new tax reform became effective in Colombia. This reform reduced the previous income tax rate of 33.0% for 2019 to 32.0% for 2020, to 31.0% for 2021 and to 30.0% for 2022. The minimum assumed income tax (renta presuntiva sobre el patrimonio) was also reduced from 3.5% for 2018 to 1.5% for 2019 and 2020, and to 0.0% for 2021. Additionally, this tax reform increased the tax rate on dividends paid to foreign individuals and non-resident entities from 5.0% to 7.5%. The tax reform also imposed a tax rate of 7.5% on dividends paid to Colombian companies. This tax is charged only on the first distribution of dividends from one Colombian corporate entity to another, and a credit resulting from the tax withholding is carried forward until a Colombian company makes a distribution to a shareholder that is an individual residing in Colombia or a non-resident individual or entity.

In October 2019, the Colombian courts declared the tax reform that became effective on January 1, 2019 unconstitutional. On December 27, 2019, the Colombian government enacted a new tax reform, which became effective on January 1, 2020. In general, the reform maintained the provisions introduced on the previous tax reform and included some additional changes, as follows: (i) the minimum assumed income tax rate (renta presuntiva sobre el patrimonio) was reduced from 1.5% to 0.5% for 2020 and reduced to 0.0% for the year 2021 onwards; (ii) the tax rate on dividends paid to Colombian resident individuals was reduced from 15.0% to 10.0%; (iii) the tax rate on dividends paid to foreign individuals and non-resident entities was increased from 7.5% to 10.0%; (iv) the possibility to deduct 100.0% of the municipality sales tax against payable income tax was postponed to 2022; and (v) taxpayers were granted more flexibility to credit or recover the value-added tax of imported goods from free trade zones.

In August 2021, a new tax reform became effective in Colombia. This reform increased the income tax rate from 30.0% to 35.0% for 2022 onwards and limited to 50.0% the ability to deduct the municipality sales taxes against income taxes or as a discount to income taxes.

In December 2022, a new tax reform was approved in Colombia, to become effective in 2023. The main changes are the following:

Introduction of an excise tax for beverages with added sugar based on the following schedule:
•From November 1, 2023 to December 30, 2023 a tax of $18 Colombian pesos per liter will apply to beverages that contain 6 grams and 10 grams of added sugar per 100 ml and a tax of $35 Colombian pesos for those with more than 10 grams of added sugar per 100 ml;
•From January 1, 2024 to December 30, 2024, $28 Colombian pesos per liter for beverages that contain between 6 grams and 10 grams of sugar per 100 ml and a tax of $55 Colombian pesos for those with more than 10 grams of added sugar per 100 ml; and
•From January 1, 2025 to December 30, 2025, a tax of $38 Colombian pesos per liter for beverages that contain between 5 grams and 9 grams of sugar added per 100ml and a tax of $65 Colombian pesos for those with more than 9 grams of added sugar per 100 ml.

Introduction of a new tax on single-use plastics, with a rate of 0,00005 of Tax Value Unit (UVT) per gram of plastic. One UVT is equivalent to $42,412 Colombian pesos. Products from the family basket are excluded from this new tax, which can also be avoided with a circular economy certification to be issued in case recycled resin is incorporated into the packaging.

Increase of the income tax rate as of January 1, 2024, from 20.0% to 35.0% over taxable income obtained within Colombia by free trade zones. This change can be effective on January 1, 2025 if a free trade zone company can demonstrate a 60% income increase in 2022 in comparison with the 2019 fiscal year.

Elimination of the possibility of taking as a tax discount the municipality sales taxes against income taxes.

Increase of the occasional income tax rate from 10% to 15% applicable on sales of fixed assets; and introduction of a stamp tax rate between 0% and 3%, over the sales price of real estate and other assets.

Costa Rica
In Costa Rica, until December 31, 2022, the producers or importers were responsible for collecting VAT on beverages for the supply chain. Considering a presumptive margin of 22% from retailers, this resulted in an effective VAT rate for carbonated beverages of
15.86%. A new tax reform effective as of January 1, 2023 reintroduced the standard debt and credit system for producers, wholesalers and retailers with a rate of 13%.

Panama
As of January 1, 2020, Panama imposes an excise tax of 5.0% on non-carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, whether imported or produced locally. Beverages derived from dairy products, grains or cereals, nectars, fruit juices and vegetables with natural fruit concentrates are exempt from this tax.

Nicaragua
On March 1, 2019, a tax reform became effective in Nicaragua, increasing the excise tax for all beverages (except for water) from 9.0% to 11.0%; to 13.0% on January 1, 2020; and to 15.0% starting on January 1, 2021 onwards.

Uruguay
On December 31, 2021, the Uruguayan government issued an executive decree that increased the excise tax for energy drinks from 19.0% to 22.0%. This increase was effective as of January 2022.
On December 29, 2020, the Uruguayan government issued an executive decree to modify the way the excise tax credit of beverages sold in returnable bottles is calculated, which excise tax credit is currently1.15 Uruguayan pesos per liter. Starting on January 1, 2021 and until June 30, 2021, the excise tax credit was calculated based on the ratio of purchases made by any company in Uruguay selling returnable bottles produced in Uruguay in the last three years to the total purchases of returnable bottles made by such company in and outside Uruguay in the last three years. The Uruguayan government did not issue another executive decree with the rules so since July 1st, 2021, this tax credit is not longer applicable.